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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                              ---------------------


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934



                     Date of Report (Date of earliest event
                           reported): November 3, 1999



                                     TEKELEC
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       California                     0-15135                    95-2746131
     ---------------                ------------             -------------------
     (State or other                (Commission               (I.R.S. Employer
     jurisdiction of                File Number)             Identification No.)
     incorporation)



   26580 West Agoura Road, Calabasas, California                       91302
   ---------------------------------------------                    ----------
     (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (818) 880-5656
                                                           --------------



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ITEM 5.  OTHER EVENTS.

                  On November 3, 1999, Tekelec, a California corporation (the "Registrant"), issued a press release announcing that it had completed its private placement of $135,000,000 principal amount at maturity of its 3.25% convertible subordinated discount notes due 2004 (the "Notes"), issued at 85.35% of their face amount (equivalent to gross proceeds at issuance before discounts and expenses of approximately $115,200,000). The Registrant intends to use the net proceeds from the sale of the Notes to refinance the subordinated notes in the aggregate principal amount of $100,000,000 issued by the Registrant in connection with its May 1999 acquisition of all of the outstanding stock of IEX Corporation, a Nevada corporation, and the excess will be used for working capital and other general corporate purposes.

                  A copy of the Registrant's press release dated November 3, 1999 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit No.     Description of Exhibit
         -----------     ----------------------
            99.1         Press Release of the Registrant dated November 3, 1999




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEKELEC


Date:  November 4, 1999                By: /s/ RONALD W. BUCKLY
                                          -----------------------------------
                                           Ronald W. Buckly,
                                           Vice President and General Counsel






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                                  EXHIBIT INDEX


         Exhibit No.     Description of Exhibit
         -----------     ----------------------
            99.1         Press Release of the Registrant dated November 3, 1999










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